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                                                                    EXHIBIT 10.4

                                THIRD AMENDMENT

                                       to

                               ADVISORY AGREEMENT

                                    between

                          AMERICAN REALTY TRUST, INC.

                                      and

                         NATIONAL REALTY ADVISORS, INC.


             This Third Amendment (the "Amendment") is made as of October 1, 1991 by and between American Realty Trust, Inc., a Georgia corporation (the "Trust"), and National Realty Advisors, Inc., a Nevada corporation (the "Advisor"), and amends the Advisory Agreement (the "Advisory Agreement") dated as of October 4, 1989 as heretofore amended, between the Trust and the Advisor.

             For good and valuable consideration, the receipt of which is hereby acknowledged, the Trust and the Advisor hereby agree as follows:

             1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Advisory Agreement.

             2. Amendment of Base Compensation Formula. Effective October 1, 1991, Section 8(a) of the Advisory Agreement is hereby amended in its entirety to read as follows:

                      (a)    Base Compensation.  On or before the fifteenth
                             -----------------
                             (15th) day of each calendar month, the Trust shall pay to the Advisor .0625% (.75% on an annualized basis) of Average Invested Assets of the Trust during the preceding month; provided however, that at such time as the Trust's earnings for the four preceding quarters equal or exceed $2.00 per share, the Base Compensation shall increase to .125% (one and one-half percent on an annualized basis) of Average Invested Assets of the Trust during the preceding month.

             3. Other Provisions Unaffected. All other provisions of the Advisory Agreement remain unchanged and in full force and effect.

             4. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


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             5.       Counterparts.  This Amendment may be executed in any
                      number of counterparts, and by the Trust and the Advisor in separate counterparts, each of which shall be original, but all of which together shall constitute one and the same agreement.

             IN WITNESS WHEREOF, the parties have entered into this Amendment on April 21, 1992, and effective as of October 1, 1991.





                                      /s/ William S. Friedman
                                   -------------------------------
                                   William S. Friedman,
                                   President





                                      /s/ Hamilton P. Schrauff
                                   -------------------------------
                                   Hamilton P. Schrauff,
                                   Executive Vice President



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